UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23735

Capital Group Core Equity ETF

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Troy S. Tanner

Capital Group Core Equity ETF

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Growth ETF Capital Group Global Growth Equity ETF Capital Group International Focus Equity ETF Capital Group Core Equity ETF Capital Group Dividend Value ETF

Annual report for the year ended May 31, 2023

Signature active
management to
pursue better
investment outcomes

These five Capital Group equity exchange-traded funds pursue a variety of objectives for investors and are offered by Capital Group, home of American Funds®. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com. Market price returns are determined using the official closing price of the fund’s shares and do not represent the returns you would receive if you traded shares at other times.

Here are the total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2023 (the most recent calendar quarter-end):

	1 year	Since fund inception (2/22/22)	30-day SEC yield	Expense ratio*
Capital Group Growth ETF			0.39%	0.39%
Net asset value	26.98%	2.89%
Market price	26.97	2.92
S&P 500 Index	19.59	4.24
Russell 1000 Growth Index	27.11	5.25

Capital Group Global Growth Equity ETF			0.96	0.47
Net asset value	22.12	0.09
Market price	22.00	0.24
MSCI All Country World Index (ACWI)	16.53	0.70

Capital Group International Focus Equity ETF			1.22	0.54
Net asset value	15.39	–2.22
Market price	15.25	–1.88
MSCI All Country World Index (ACWI) ex USA	12.72	–2.95

Capital Group Core Equity ETF			1.36	0.33
Net asset value	19.94	4.42
Market price	20.02	4.51
S&P 500 Index	19.59	4.24

Capital Group Dividend Value ETF			1.81	0.33
Net asset value	23.38	8.64
Market price	23.43	8.67
S&P 500 Index	19.59	4.24
Russell 1000 Value Index	11.54	1.37

Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETFs are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. Brokerage commissions will reduce returns. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged.

ETF market price returns since inception are calculated using NAV for the period until market price became available (generally a few days after inception).

As nondiversified funds, Capital Group ETFs have the ability to invest a larger percentage of assets in securities of individual issuers than a diversified fund. As a result, a single issuer could adversely affect a fund’s results more than if the fund invested a smaller percentage of assets in securities of that issuer. Refer to the applicable prospectus for details.

Past results are not predictive of results in future periods.

*	The total annual fund operating expense ratios are as of each fund’s prospectus dated August 1, 2023 (unaudited).

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a hypothetical $10,000 investment

8	Investment portfolios

25	Financial statements

50	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for Capital Group Growth ETF, Capital Group Global Growth Equity ETF, Capital Group International Focus Equity ETF, Capital Group Core Equity ETF and Capital Group Dividend Value ETF. For the funds’ fiscal year ending May 31, 2023, the funds’ results, which include dividends reinvested, were as follows:

Capital Group Growth ETF (ticker: CGGR) rose 5.33% on a net asset value (NAV) basis and 5.42% on a market price basis, outpacing the fund’s benchmark, the S&P 500 Index, which increased 2.92%. CGGR distributions included dividends totaling approximately 7 cents a share. The fund did not distribute any long-term capital gain payments for the fiscal year.

Capital Group Global Growth Equity ETF (ticker: CGGO) climbed 7.80% on a NAV basis and 8.02% on a market price basis, surpassing the return of MSCI All Country World Index, which returned 0.85%. CGGO distributions included dividends totaling approximately 12 cents a share. The fund did not distribute any long-term capital gain payments for the fiscal year.

Capital Group International Focus Equity ETF (ticker: CGXU) slipped –0.68% on a NAV basis and –0.42% on a market price basis, while the fund’s primary benchmark, MSCI All Country World Index excluding USA, fell –1.41%. CGXU distributions included dividends totaling approximately 20 cents a share. The fund did not distribute any long-term capital gain payments for the fiscal year.

Capital Group Core Equity ETF (ticker: CGUS) increased 3.96% on a NAV basis and 4.09% on a market price basis, which was greater than the S&P 500 Index, which returned 2.92% over the period. CGUS distributions included regular quarterly dividends totaling approximately 30 cents a share. The fund did not distribute any long-term capital gain payments for the fiscal year.

Capital Group Dividend Value ETF (ticker: CGDV) rose 5.12% on a NAV basis and 5.11% on a market price basis, while its benchmark, the S&P 500 Index registered a more modest 2.92% gain. CGDV distributions included regular quarterly dividends totaling 38 cents a share. The fund did not distribute any long-term capital gain payments for the fiscal year.

Market overview

Despite a tumultuous, volatile market environment, equity markets rose in the 12 months ending May 31, 2023. The S&P 500 Index, a broad measure of the U.S. equity market, rose 2.92%, while the MSCI All Country World Index (ACWI), a broad measure of the global equity market, rose 0.85%, and a measure of the non-U.S. equity market, the MSCI ACWI excluding USA, declined –1.41%.

The equity market appreciation came as investors shrugged off a wall of worry that included high inflation, tighter monetary policy, geopolitical conflict and economic growth concerns. Worries over central bank rate increases led to a market sell-off in June 2022, especially as economic data suggested growth was softening. Some of these concerns were allayed in July as notable megacap companies such as Alphabet, Amazon, Apple and Microsoft reported strong second quarter earnings, which boosted investor confidence and propelled the broader equity market higher. July 2022’s 9.22% total return for the S&P 500 Index, a broad measure of the U.S. equity market, was the highest monthly rise in more than a year.

This momentum was short-lived, however, as persistently high inflation and strong labor markets roiled investors who saw an increasing likelihood of further monetary policy tightening, as well as elevated concerns that central bankers would not be able to tame inflation without pushing the global economy into recession. Major global indices registered their largest drops in over two

Past results are not predictive of results in future periods.

Capital Group equity exchange-traded funds	1

years in September including a –9.21% decline in the S&P 500 and a –9.99% decline in MSCI ACWI excluding U.S.A.

After reaching multi-year lows in October, equity markets found more solid footing on better-than-expected company earnings, signs that high inflation was easing and optimism that central banks were approaching the end of their policy tightening. Equity markets continued to generally rise — with periods of short, modest declines — through the remainder of the fiscal year.

Inside the funds

Capital Group ETFs’ portfolios are carefully constructed using bottom-up, fundamental investment research that allows the funds to maintain high-conviction, generally well-diversified investments across a variety of industries.

Among the largest sector overrepresentations relative to their benchmark indexes across the funds at the end of the fiscal year included industrials companies for CGDV, CGUS and CGXU (+12.1%, +8.1% and +4.6%, respectively), health care for CGGO (+10.0%) and communication services for CGGR (+9.5%). The U.S.-focused funds CGGR, CGUS and CGDV have notably less investment in the information technology sector (–8.2%, –8.0% and –7.8%, respectively). Meanwhile, CGXU and CGGO have their greatest underinvestment relative to their benchmarks in the financial sector (–12.7% and –6.9%, respectively).

While recent market volatility was difficult for many investors, Capital Group’s long-term approach to investing helped highlight the opportunities that declining asset prices may offer to shareholders. Portfolio managers across the ETFs took advantage of lower valuations to invest in companies they believe will provide long-term value to the funds’ shareholders. Cash levels across the funds were lower than at the end of the previous fiscal year. In particular, CGXU cash levels dropped by more than 9% and CGGO cash levels decreased nearly 6%.

Looking forward

After a decade — the 2010s — that was marked by tempered market volatility, record low interest rates and years of outsized equity returns, a new era has seemingly taken hold. Portfolio managers believe the dramatic shift in market dynamics highlighted the value of a long-term, fundamentals-driven approach and the need for selectivity when investing.

Amid tight financial conditions, elevated geopolitical tensions, and potentially cautious businesses and consumers that just dealt with 40-year highs in inflation, managers are optimistic there will be a renewed, yet broader focus by the market on the merits of individual companies for investment opportunities.

Higher interest rates have seemingly brought an end to what could loosely be described as a “free money” era that began following the Great Recession, where some companies deftly employed financial engineering and took advantage of ultra-low interest rates to finance activities that returned value to shareholders and/or grew their business. As central bank monetary policy tightening continues to impact liquidity in the market, there may be a premium on strong balance sheets and traditional earnings growth.

In this environment, we believe Capital Group ETFs’ flexible, research-driven approaches will be beneficial to pursue their respective investment objectives.

Thank you for your support and investment in Capital Group’s equity ETFs.

Cordially,

Irfan Furniturewala
Co-President, Capital Group Growth ETF

Alan J. Wilson
Co-President, Capital Group Growth ETF

Patrice Collette
President, Capital Group
Global Growth Equity ETF

Sung Lee
President, Capital Group
International Focus Equity ETF

Keiko McKibben
Co-President, Capital Group
Core Equity ETF

Carlos A. Schonfeld
Co-President, Capital Group
Core Equity ETF

Christopher D. Buchbinder
President, Capital Group
Dividend Value ETF

July 12, 2023

Past results are not predictive of results in future periods.

2	Capital Group equity exchange-traded funds

Capital Group Growth ETF — CGGR

Capital Group Growth ETF seeks to provide growth of capital.

CGGR registered a total return of 5.33% on a NAV basis and 5.42% on a market price basis, surpassing the 2.92% return of the S&P 500 Index, its primary benchmark. CGGR lagged the Russell 1000 Growth Index, a common benchmark for growth investing, which returned 9.55% for the year ended May 31, 2023.

Investment selection in communication services and health care were the largest contributors to results relative to the S&P 500 Index. The largest individual contributions to relative results came from communication services companies Netflix and Meta, which were also top-10 holdings.

Meanwhile, the fund’s smaller position in the information technology sector, along with weaker stock selection, resulted in the sector being the largest detractor from returns compared to the index. The fund’s smaller-than-index positions in Apple and Nvidia were among the largest individual detractors from results relative to the S&P 500 Index. The fund’s significant investment in Tesla relative to the benchmark proved to be a headwind as the automaker grappled with worries over consumer demand and concerns surrounding its leadership.

Given the uncertainty over the future of interest rates and recent turmoil in the banking sector, CGGR’s portfolio managers remain selective, focusing on opportunities in individual companies to pursue growth of capital. This includes companies that may have fallen out of favor because of the current market cycle, those with above-average growth prospects, companies that are undervalued relative to the quality of their business, as well as those that have the potential for structural change as a result of improving management. As dynamics within equity markets shift and there’s potential for a more diversified group of companies and industries to drive market returns, managers believe the fund’s flexible approach can benefit investors seeking capital appreciation.

How a hypothetical $10,000 investment has grown

Average annual  total returns based on a hypothetical $1,000 investment

For periods ended May 31, 2023

	1 year	Lifetime[2] (since February 22, 2022)	Expense ratio
Net asset value	5.33%	–3.02%	0.39%
Market price	5.42	–2.93	—

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Refer to capitalgroup.com/etf for more information. Expense ratios are as of the fund’s prospectus dated August 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	Source: Standard & Poor’s.
[2]	Periods greater than one year are annualized.

Capital Group equity exchange-traded funds	3

Capital Group Global Growth Equity ETF — CGGO

Capital Group Global Growth Equity ETF seeks to provide growth of capital.

CGGO registered a total return of 7.80% on a NAV basis and 8.02% on a market price basis, outpacing the 0.85% return of the MSCI All Country World Index (ACWI), its primary benchmark.

The largest contributions to relative returns came from the consumer discretionary and health care sectors on strong investment selection. This included significant contributions from top-10 holdings fast casual restaurant Chipotle Mexican Grill, pharmaceutical leader Novo Nordisk and luxury goods retailer LVMH Moet Hennessy Louis Vuitton.

In contrast, investment selection in consumer staples and energy sectors were the largest detractors from returns. Within the consumer staples sector, the fund’s investment in select tobacco stocks — particularly British American Tobacco and Philip Morris — hurt relative results as the industry fell out of favor toward the latter half of the fiscal year in a risk-on environment. Investment in oil, gas & consumable fuels companies also struggled amid macroeconomic and demand concerns.

Despite the recent market volatility associated with rising interest rates, inflation, geopolitical tensions and bank stability, CGGO’s portfolio managers continue to leverage the fund’s broad geographical and market capitalization flexibility to invest for the long term in what they believe are attractive companies across the globe to deliver growth of capital. Managers believe the fund’s bottom-up portfolio construction may deliver for shareholders in an environment where individual investment selection is seemingly becoming more important with markets (and investors) navigating an uncertain economic and geopolitical climate.

How a hypothetical $10,000 investment has grown

Average annual  total returns based on a hypothetical $1,000 investment

For periods ended May 31, 2023

	1 year	Lifetime[2] (since February 22, 2022)	Expense ratio
Net asset value	7.80%	–3.60%	0.47%
Market price	8.02	–3.33	—

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Refer to capitalgroup.com/etf for more information. Expense ratios are as of the fund’s prospectus dated August 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	Source: MSCI.
[2]	Periods greater than one year are annualized.

4	Capital Group equity exchange-traded funds

Capital Group International Focus Equity ETF — CGXU

Capital Group International Focus Equity ETF seeks to provide growth of capital.

CGXU registered a total return of –0.68% on a NAV basis and –0.42% on a market price basis, besting the –1.41% return of the MSCI All Country World Index (ACWI) ex US, its primary benchmark.

Investment selection in the consumer discretionary and financials sectors were the largest contributors to relative results. In the consumer discretionary sector, investments in MercadoLibre, an e-commerce company, and Evolution, a Swedish online casino solutions provider, were among the fund’s largest contributors versus the index. Managers’ selectivity in the banking industry within the financials sector added to results by owning one of Latin America’s largest financial technology companies.

Greater investment and stock selection in the materials sector hurt relative results; the fund’s sizable investment in Canada-based First Quantum Minerals was a particular drag on results. Similarly, CGXU’s greater investment in the energy sector was a notable detractor from returns compared to the index as companies within the sector fell out of favor.

Looking ahead, managers continue to seek attractively valued investments in companies that are well-positioned in their industries and have long runways for growth. Managers found opportunities to employ the fund’s cash holdings throughout the fiscal year. The fund’s cash holdings at the end of the fiscal year were 2.7% of the fund’s total assets, approximately 9% less than last year. Managers have sought to position the portfolio to benefit as the market broadens out to favor those companies offering tangible products while continuing to pursue high growth opportunities when they have been selling at more attractive valuations.

How a hypothetical $10,000 investment has grown

Average annual  total returns based on a hypothetical $1,000 investment

For periods ended May 31, 2023

	1 year	Lifetime[2] (since February 22, 2022)	Expense ratio
Net asset value	–0.68%	–5.98%	0.54%
Market price	–0.42	–5.89	—

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Refer to capitalgroup.com/etf for more information. Expense ratios are as of the fund’s prospectus dated August 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	Source: MSCI.
[2]	Periods greater than one year are annualized.

Capital Group equity exchange-traded funds	5

Capital Group Core Equity ETF — CGUS

Capital Group Core Equity ETF seeks to achieve long-term growth of capital and income.

CGUS recorded a total return of 3.96% on a NAV basis and 4.09% on a market price basis, outpacing the S&P 500 Index’s 2.92% return.

Managers’ choice of investments in the industrials, financials and utilities sectors were among the largest contributors to results compared to the index. Industrial conglomerate General Electric was among the largest individual contributors. The fund’s lower-than-index investment in some of the larger financial companies in particular several of the regional banks that were at the center of the recent banking crisis, helped relative results.

The fund’s lower investment in the information technologies sector, as well as investment selection among consumer staples companies were the largest detractors from relative returns. Less-than-index investment in Apple and out-of-index investment in British American Tobacco were two of the largest detractors compared to the index.

CGUS seeks to pursue a balance of growth of capital and income with a portfolio that is well-diversified across sectors and industries that blends blue chip dividend-paying companies with non-dividend-payers that show strong growth potential. The fund’s portfolio managers maintain a broad exposure to a wide range of well-established companies that they feel may do well in a changing market environment, especially as economic growth concerns persist.

How a hypothetical $10,000 investment has grown

Average annual  total returns based on a hypothetical $1,000 investment

For periods ended May 31, 2023

	1 year	Lifetime[2] (since February 22, 2022)	Gross expense ratio
Net asset value	3.96%	0.18%	.33%
Market price	4.09	0.31	—

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Refer to capitalgroup.com/etf for more information. Expense ratios are as of the fund’s prospectus dated August 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	Source: Standard & Poor’s.
[2]	Periods greater than one year are annualized.

6	Capital Group equity exchange-traded funds

Capital Group Dividend Value ETF — CGDV

Capital Group Dividend Value ETF’s objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

CGDV recorded a total return of 5.12% on a NAV basis and 5.11% on a market price basis, besting the 2.92% return of the S&P 500 Index, its primary benchmark. CGDV also considerably outpaced the Russell 1000 Value Index, a common benchmark for value investing, which returned –4.55%.

Investment selection in the industrial and consumer discretionary sectors were the largest contributors to relative results during the fiscal year. Top-20 holdings General Electric and homebuilder D.R. Horton were two of the largest contributors compared to the index. The absence of some larger consumer discretionary companies in the portfolio also helped relative results.

Greater investment and choice of investments in the energy sector, and individual investment decisions within consumer staples were notable detractors compared to the index. The fund’s sizable investments in British American Tobacco and oilfield product and services provider Baker Hughes were among the largest individual detractors.

CGDV strives to provide above average income while also generating long-term capital appreciation through an emphasis on companies trading below intrinsic value. The fund has a primary focus on U.S. large cap investment grade rated companies that pay dividends with limited flexibility to invest in companies that don’t yet pay dividends but may do so in the future. Managers also focus on the quality of a company’s balance sheet — the resilience of a company’s business model, and the quality of its leadership team in assembling the portfolio.

How a hypothetical $10,000 investment has grown

Average annual  total returns based on a hypothetical $1,000 investment

For periods ended May 31, 2023

	1 year	Lifetime[2] (since February 22, 2022)	Expense ratio
Net asset value	5.12%	3.64%	.33%
Market price	5.11	3.70	—

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Refer to capitalgroup.com/etf for more information. Expense ratios are as of the fund’s prospectus dated August 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	Source: Standard & Poor’s.
[2]	Periods greater than one year are annualized.

Capital Group equity exchange-traded funds	7

Capital Group Growth ETF

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Meta Platforms	7.60%
Microsoft	5.96
Tesla	4.69
Netflix	4.32
Alphabet	3.82
Broadcom	2.51
Regeneron Pharmaceuticals	2.42
ASML Holding	2.10
Intuitive Surgical	2.01
UnitedHealth Group	1.98

Common stocks 97.86%	Shares	Value (000)
Information technology 19.83%
Microsoft Corp.	374,361	$122,936
Broadcom, Inc.	64,108	51,797
ASML Holding NV	41,460	29,759
ASML Holding NV (New York registered) (ADR)	18,674	13,500
Salesforce, Inc.[1]	88,767	19,829
Apple, Inc.	108,805	19,286
NVIDIA Corp.	50,083	18,948
Synopsys, Inc.[1]	38,982	17,735
Shopify, Inc., Class A, subordinate voting shares[1]	296,765	16,972
Cloudflare, Inc., Class A1	186,647	12,909
Motorola Solutions, Inc.	45,230	12,751
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	126,460	12,468
ServiceNow, Inc.[1]	17,039	9,282
Micron Technology, Inc.	128,804	8,784
Applied Materials, Inc.	64,572	8,607
Constellation Software, Inc.	3,398	6,929
Wolfspeed, Inc.[1]	137,769	6,618
DocuSign, Inc.[1]	86,241	4,864
MicroStrategy, Inc., Class A1	15,459	4,663
GoDaddy, Inc., Class A1	60,872	4,467
Trimble, Inc.[1]	74,913	3,496
MongoDB, Inc., Class A1	9,536	2,802
		409,402

Communication services 18.29%
Meta Platforms, Inc., Class A1	592,854	156,940
Netflix, Inc.[1]	225,672	89,192
Alphabet, Inc., Class C1	405,716	50,053
Alphabet, Inc., Class A1	233,374	28,675
Verizon Communications, Inc.	337,934	12,041
Charter Communications, Inc., Class A1	31,555	10,292
Take-Two Interactive Software, Inc.[1]	72,100	9,930
Snap, Inc., Class A, nonvoting shares[1]	682,503	6,962
Comcast Corp., Class A	166,388	6,547
Frontier Communications Parent, Inc.[1]	259,722	3,865
Pinterest, Inc., Class A1	123,934	2,967
		377,464

Health care 15.40%
Regeneron Pharmaceuticals, Inc.[1]	68,033	50,042
Intuitive Surgical, Inc.[1]	135,006	41,560
UnitedHealth Group, Inc.	83,886	40,873
Alnylam Pharmaceuticals, Inc.[1]	138,359	25,598
Seagen, Inc.[1]	119,823	23,449
Thermo Fisher Scientific, Inc.	38,507	19,579
Vertex Pharmaceuticals, Inc.[1]	57,193	18,506
Eli Lilly and Company	34,609	14,863
Centene Corp.[1]	237,423	14,818

8	Capital Group equity exchange-traded funds

Capital Group Growth ETF (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
NovoCure, Ltd.[1]	153,984	$11,058
Edwards Lifesciences Corp.[1]	118,152	9,952
Moderna, Inc.[1]	76,049	9,712
AstraZeneca PLC	49,024	7,111
Karuna Therapeutics, Inc.[1]	25,186	5,706
Novo Nordisk AS, Class B	32,860	5,265
Danaher Corp.	22,043	5,061
Molina Healthcare, Inc.[1]	18,210	4,988
R1 RCM, Inc.[1]	224,306	3,645
Guardant Health, Inc.[1]	110,367	3,236
Ascendis Pharma AS (ADR)[1]	31,485	2,738
		317,760

Consumer discretionary 14.89%
Tesla, Inc.[1]	475,059	96,879
Amazon.com, Inc.[1]	213,374	25,729
D.R. Horton, Inc.	208,820	22,310
Home Depot, Inc.	78,381	22,217
Chipotle Mexican Grill, Inc.[1]	8,670	18,003
Las Vegas Sands Corp.[1]	246,382	13,583
LVMH Moët Hennessy-Louis Vuitton SE	14,927	12,986
Airbnb, Inc., Class A1	106,470	11,687
Royal Caribbean Cruises, Ltd.[1]	141,629	11,468
Hermès International	5,022	10,209
Amadeus IT Group SA, Class A, non-registered shares[1]	130,400	9,325
DoorDash, Inc., Class A1	142,723	9,318
Aramark	217,542	8,588
adidas AG	38,162	6,180
Norwegian Cruise Line Holdings, Ltd.[1]	391,491	5,814
Darden Restaurants, Inc.	35,132	5,569
Toll Brothers, Inc.	64,196	4,346
NVR, Inc.[1]	745	4,138
Etsy, Inc.[1]	39,393	3,193
VF Corp.	177,183	3,051
Burlington Stores, Inc.[1]	18,853	2,837
		307,430

Industrials 12.33%
Uber Technologies, Inc.[1]	922,534	34,992
TransDigm Group, Inc.	38,343	29,664
Delta Air Lines, Inc.[1]	626,214	22,750
Carrier Global Corp.	506,895	20,732
Jacobs Solutions, Inc.	177,828	19,490
United Rentals, Inc.	37,809	12,620
Caterpillar, Inc.	54,012	11,113
Ryanair Holdings PLC (ADR)[1]	102,426	10,763
General Electric Co.	102,301	10,386
Waste Connections, Inc.	75,929	10,376
Airbus SE, non-registered shares	67,848	8,887
Old Dominion Freight Line, Inc.	28,596	8,877
MTU Aero Engines AG	37,503	8,651
Robert Half International, Inc.	119,902	7,796
Boeing Company[1]	33,830	6,959
United Airlines Holdings, Inc.[1]	132,764	6,301
Equifax, Inc.	26,528	5,534
Genpact, Ltd.	139,224	5,121
Ceridian HCM Holding, Inc.[1]	80,641	4,988
Axon Enterprise, Inc.[1]	17,624	3,400
Dun & Bradstreet Holdings, Inc.	288,979	2,890
Concentrix Corp.	25,416	2,229
		254,519

Capital Group equity exchange-traded funds	9

Capital Group Growth ETF (continued)

Common stocks (continued)	Shares	Value (000)
Financials 6.16%
Visa, Inc., Class A	154,330	$34,112
Bank of America Corp.	682,133	18,956
Mastercard, Inc., Class A	46,926	17,129
Fiserv, Inc.[1]	136,512	15,315
Apollo Asset Management, Inc.	123,048	8,226
KKR & Co., Inc.	150,310	7,739
Capital One Financial Corp.	70,646	7,362
MSCI, Inc.	13,117	6,172
Fidelity National Information Services, Inc.	82,565	4,506
Toast, Inc., Class A1	214,171	4,491
Tradeweb Markets, Inc., Class A	47,201	3,160
		127,168

Energy 4.29%
Canadian Natural Resources, Ltd. (CAD denominated)	443,268	23,879
Halliburton Co.	832,808	23,860
Schlumberger NV	241,898	10,361
EQT Corp.	210,565	7,321
Tourmaline Oil Corp.	173,694	7,261
Cenovus Energy, Inc.	444,693	7,105
EOG Resources, Inc.	43,839	4,704
ConocoPhillips	41,246	4,096
		88,587

Consumer staples 3.89%
Dollar Tree Stores, Inc.[1]	158,765	21,414
Target Corp.	140,043	18,336
Performance Food Group Co.[1]	258,730	14,305
Costco Wholesale Corp.	22,338	11,427
Altria Group, Inc.	173,132	7,691
Dollar General Corp.	34,865	7,011
		80,184

Materials 1.96%
Wheaton Precious Metals Corp.	293,313	13,272
Linde PLC	22,195	7,850
Grupo México, SAB de CV, Series B	1,688,965	7,496
ATI, Inc.[1]	153,361	5,303
CF Industries Holdings, Inc.	72,824	4,479
Nutrien, Ltd.	40,591	2,139
		40,539

Utilities 0.55%
PG&E Corp.[1]	671,255	11,371

Real estate 0.27%
Zillow Group, Inc., Class C, nonvoting shares[1]	121,797	5,555

Total common stocks (cost: $1,783,211,000)		2,019,979

Short-term securities 1.94%
Money market investments 1.94%
Capital Group Central Cash Fund 5.11%[2,3]	400,326	40,029

Total short-term securities (cost: $40,027,000)		40,029
Total investment securities 99.80% (cost: $1,823,238,000)		2,060,008
Other assets less liabilities 0.20%		4,112

Net assets 100.00%		$2,064,120

10	Capital Group equity exchange-traded funds

Capital Group Growth ETF (continued)

Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 1.94%
Money market investments 1.94%
Capital Group Central Cash Fund 5.11%[2]	$8,056	$178,787	$146,818	$2	$2	$40,029	$1,079

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at May 31, 2023.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

Refer to the notes to financial statements.

Capital Group equity exchange-traded funds	11

Capital Group Global Growth Equity ETF

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	53.95%
Eurozone*	17.55
Denmark	5.05
Taiwan	2.92
United Kingdom	2.79
Hong Kong	2.62
Switzerland	2.40
Canada	2.26
Sweden	1.94
Other countries	5.52
Short-term securities & other assets less liabilities	3.00
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany and the Netherlands.

Common stocks 94.63%	Shares	Value (000)
Information technology 24.77%
Microsoft Corp.	386,821	$127,028
ASML Holding NV	154,703	111,041
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	479,757	47,299
Applied Materials, Inc.	225,150	30,012
TE Connectivity, Ltd.	143,936	17,629
Broadcom, Inc.	20,191	16,314
NVIDIA Corp.	42,887	16,226
Apple, Inc.	78,405	13,897
Keyence Corp.	22,900	11,144
Hexagon AB, Class B	958,526	11,112
		401,702

Health care 20.84%
Novo Nordisk AS, Class B	434,127	69,556
UnitedHealth Group, Inc.	86,414	42,104
ResMed, Inc.	135,868	28,640
DexCom, Inc.[1]	239,225	28,051
AstraZeneca PLC	171,064	24,812
Eli Lilly and Company	47,265	20,298
Merck & Co., Inc.	180,787	19,961
Regeneron Pharmaceuticals, Inc.[1]	26,087	19,189
Pfizer, Inc.	474,216	18,030
Mettler-Toledo International, Inc.[1]	10,395	13,741
Gilead Sciences, Inc.	158,254	12,176
Centene Corp.[1]	184,171	11,494
Seagen, Inc.[1]	56,732	11,102
EssilorLuxottica SA	58,723	10,573
The Cigna Group	33,296	8,238
		337,965

Consumer discretionary 17.05%
Chipotle Mexican Grill, Inc.[1]	33,546	69,658
LVMH Moët Hennessy-Louis Vuitton SE	64,300	55,940
Floor & Decor Holdings, Inc., Class A1	242,461	22,139
Cie. Financière Richemont SA, Class A	130,935	20,781
Renault SA	456,358	15,261
Booking Holdings, Inc.[1]	5,381	13,500
Evolution AB	100,130	13,154
Amazon.com, Inc.[1]	105,781	12,755
Prosus NV, Class N	184,897	12,168
NIKE, Inc., Class B	102,136	10,751
MercadoLibre, Inc.[1]	6,794	8,418
MGM China Holdings, Ltd.[1]	7,453,388	7,662

12	Capital Group equity exchange-traded funds

Capital Group Global Growth Equity ETF (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Wynn Macau, Ltd.[1]	6,000,000	$5,134
IDP Education, Ltd.	343,609	4,877
Melco Resorts & Entertainment, Ltd. (ADR)[1]	392,151	4,333
		276,531

Financials 8.52%
Tradeweb Markets, Inc., Class A	414,157	27,728
AIA Group, Ltd.	2,639,400	25,314
Fiserv, Inc.[1]	158,859	17,822
AXA SA	586,073	16,548
Prudential PLC	761,491	10,003
Blackstone, Inc.	107,852	9,236
Ping An Insurance (Group) Company of China, Ltd., Class H	1,410,500	8,953
Citigroup, Inc.	197,228	8,741
Société Générale	362,924	8,391
Network International Holdings PLC[1]	1,201,715	5,471
		138,207

Industrials 6.67%
Carrier Global Corp.	445,303	18,213
Boeing Company[1]	79,796	16,414
Caterpillar, Inc.	64,939	13,361
MTU Aero Engines AG	55,174	12,727
DSV A/S	64,223	12,376
Airbus SE, non-registered shares	81,390	10,661
Alliance Global Group, Inc.	41,536,400	9,807
NIBE Industrier AB, Class B	764,926	7,299
GT Capital Holdings, Inc.	793,600	7,292
		108,150

Consumer staples 6.61%
Philip Morris International, Inc.	335,625	30,210
Keurig Dr Pepper, Inc.	719,816	22,401
Nestlé SA	153,502	18,186
Altria Group, Inc.	387,534	17,214
Kweichow Moutai Co., Ltd., Class A	62,000	14,215
British American Tobacco PLC	156,372	4,969
		107,195

Energy 3.85%
Canadian Natural Resources, Ltd. (CAD denominated)	421,060	22,683
Reliance Industries, Ltd.	540,411	16,134
Cenovus Energy, Inc.	876,347	14,002
TotalEnergies SE	170,963	9,700
Gazprom PJSC[1,2]	36,932	—	[3]
		62,519

Communication services 3.57%
Alphabet, Inc., Class A1	333,816	41,016
Meta Platforms, Inc., Class A1	64,004	16,943
		57,959

Materials 2.75%
Sherwin-Williams Company	104,471	23,796
Linde PLC	58,797	20,794
		44,590

Total common stocks (cost: $1,374,037,000)		1,534,818

Capital Group equity exchange-traded funds	13

Capital Group Global Growth Equity ETF (continued)

Preferred securities 2.37%	Shares	Value (000)
Health care 1.32%
Sartorius AG, nonvoting non-registered preferred shares	63,889	$21,409

Information technology 1.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares	386,976	17,086

Total preferred securities (cost: $40,789,000)		38,495

Short-term securities 2.79%
Money market investments 2.79%
Capital Group Central Cash Fund 5.11%[4,5]	453,327	45,328

Total short-term securities (cost: $45,329,000)		45,328
Total investment securities 99.79% (cost: $1,460,155,000)		1,618,641
Other assets less liabilities 0.21%		3,370

Net assets 100.00%		$1,622,011

Investments in affiliates5

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 2.79%
Money market investments 2.79%
Capital Group Central Cash Fund 5.11%[4]	$22,127	$234,031	$210,830	$1	$(1)	$45,328	$1,215

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at May 31, 2023.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

Refer to the notes to financial statements.

14	Capital Group equity exchange-traded funds

Capital Group International Focus Equity ETF

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	24.23%
Japan	15.53
India	10.62
Canada	10.36
Denmark	4.39
South Korea	4.23
Australia	4.21
Singapore	3.38
United Kingdom	3.35
Other countries	16.98
Short-term securities & other assets less liabilities	2.72
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 97.28%	Shares	Value (000)
Industrials 17.62%
Recruit Holdings Co., Ltd.	1,468,100	$45,205
Airbus SE, non-registered shares	319,826	41,892
Safran SA	149,587	21,656
Siemens AG	102,509	16,802
Melrose Industries PLC	2,803,888	16,449
DSV A/S	71,339	13,747
Legrand SA	132,007	12,482
MTU Aero Engines AG	53,110	12,251
Ashtead Group PLC	184,325	11,235
Thales SA	67,870	9,453
International Container Terminal Services, Inc.	2,397,940	8,326
NIBE Industrier AB, Class B	840,706	8,022
Techtronic Industries Co., Ltd.	796,000	7,385
Grab Holdings, Ltd., Class A1	1,268,598	3,780
		228,685

Information technology 14.09%
SK hynix, Inc.	617,934	50,561
Shopify, Inc., Class A, subordinate voting shares[1]	818,821	46,828
Taiwan Semiconductor Manufacturing Company, Ltd.	1,520,000	27,603
ASML Holding NV	38,030	27,297
NICE, Ltd. (ADR)[1]	99,236	20,437
Fujitsu, Ltd.	80,200	10,200
		182,926

Consumer discretionary 12.87%
MercadoLibre, Inc.[1]	23,608	29,250
Sony Group Corp.	238,200	22,499
Evolution AB	167,816	22,046
LVMH Moët Hennessy-Louis Vuitton SE	22,384	19,474
Flutter Entertainment PLC[1]	88,537	17,285
Entain PLC	952,828	15,634
Ferrari NV	47,785	13,617
Maruti Suzuki India, Ltd.	114,942	13,015
adidas AG	59,956	9,709
Coupang, Inc., Class A1	285,050	4,447
		166,976

Health care 12.54%
Daiichi Sankyo Company, Ltd.	1,931,600	62,943
Novo Nordisk AS, Class B	269,433	43,169
Bayer AG	254,058	14,159
Siemens Healthineers AG	245,075	13,858
Eurofins Scientific SE, non-registered shares	149,864	9,874

Capital Group equity exchange-traded funds	15

Capital Group International Focus Equity ETF (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
M3, Inc.	321,000	$7,161
Grifols, SA, Class A, non-registered shares[1]	537,469	6,230
Olympus Corp.	352,300	5,354
		162,748

Materials 10.72%
First Quantum Minerals, Ltd.	2,202,048	46,134
Fortescue Metals Group, Ltd.	2,532,089	31,655
Shin-Etsu Chemical Co., Ltd.	800,900	24,701
Vale SA (ADR), ordinary nominative shares	1,137,866	14,428
JSR Corp.	471,500	11,388
Ivanhoe Mines, Ltd., Class A1	785,040	5,748
Wacker Chemie AG	38,093	5,057
		139,111

Energy 9.48%
Reliance Industries, Ltd.	1,666,223	49,744
Canadian Natural Resources, Ltd. (CAD denominated)	467,620	25,191
Woodside Energy Group, Ltd.	635,633	14,181
TotalEnergies SE	241,064	13,677
Cenovus Energy, Inc.	656,658	10,492
Neste OYJ	256,661	9,704
		122,989

Financials 7.83%
Kotak Mahindra Bank, Ltd.	1,151,792	28,044
AIA Group, Ltd.	2,832,200	27,163
HDFC Bank, Ltd. (ADR)	253,934	16,353
Aegon NV	3,468,357	15,256
Nu Holdings, Ltd., Class A1	2,203,740	14,853
		101,669

Communication services 6.21%
Sea, Ltd., Class A (ADR)[1]	698,177	40,082
Bharti Airtel, Ltd.	2,992,278	30,740
Universal Music Group NV	494,418	9,777
		80,599

Consumer staples 3.84%
Danone SA	253,233	14,979
Kweichow Moutai Co., Ltd., Class A	60,400	13,849
Seven & i Holdings Co., Ltd.	291,700	12,238
Treasury Wine Estates, Ltd.	1,163,647	8,795
		49,861

Utilities 1.51%
ENN Energy Holdings, Ltd.	1,689,700	19,637

Real estate 0.57%
ESR Group, Ltd.	5,021,000	7,412

Total common stocks (cost: $1,178,154,000)		1,262,613

16	Capital Group equity exchange-traded funds

Capital Group International Focus Equity ETF (continued)

Short-term securities 2.55%	Shares	Value (000)
Money market investments 2.55%
Capital Group Central Cash Fund 5.11%[2,3]	330,934	$33,090

Total short-term securities (cost: $33,085,000)		33,090
Total investment securities 99.83% (cost: $1,211,239,000)		1,295,703
Other assets less liabilities 0.17%		2,227

Net assets 100.00%		$1,297,930

Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 2.55%
Money market investments 2.55%
Capital Group Central Cash Fund 5.11%[2]	$24,123	$295,206	$286,242	$(2)	$5	$33,090	$1,273

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at May 31, 2023.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

Refer to the notes to financial statements.

Capital Group equity exchange-traded funds	17

Capital Group Core Equity ETF

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	7.43%
Broadcom	5.75
Alphabet	4.16
Amazon.com	2.58
General Electric	2.44
UnitedHealth Group	2.42
Abbott Laboratories	2.22
Philip Morris International	2.07
Mastercard	1.98
Raytheon Technologies	1.92

Common stocks 94.90%	Shares	Value (000)
Information technology 20.01%
Microsoft Corp.	201,861	$66,289
Broadcom, Inc.	63,538	51,336
Apple, Inc.	56,107	9,945
Accenture PLC, Class A	25,847	7,907
ASML Holding NV	10,490	7,529
Micron Technology, Inc.	96,571	6,586
Applied Materials, Inc.	46,531	6,203
Taiwan Semiconductor Manufacturing Company, Ltd.	335,000	6,084
ServiceNow, Inc.[1]	7,110	3,874
GoDaddy, Inc., Class A1	46,432	3,407
Analog Devices, Inc.	14,133	2,511
QUALCOMM, Inc.	22,047	2,500
NVIDIA Corp.	6,574	2,487
Adobe, Inc.[1]	4,760	1,989
		178,647

Industrials 16.34%
General Electric Co.	214,913	21,820
Raytheon Technologies Corp.	186,273	17,163
Carrier Global Corp.	260,534	10,656
TransDigm Group, Inc.	13,169	10,188
Northrop Grumman Corp.	17,029	7,416
TFI International, Inc.	69,241	7,290
General Dynamics Corp.	33,502	6,841
Automatic Data Processing, Inc.	27,810	5,812
Waste Connections, Inc.	40,637	5,553
GFL Environmental, Inc., subordinate voting shares	143,862	5,199
Old Dominion Freight Line, Inc.	16,374	5,083
BWX Technologies, Inc.	79,244	4,780
Equifax, Inc.	19,101	3,985
Broadridge Financial Solutions, Inc.	25,641	3,762
L3Harris Technologies, Inc.	19,639	3,455
Airbus SE, non-registered shares	25,194	3,300
Waste Management, Inc.	20,164	3,265
Woodward, Inc.	30,320	3,196
Air Lease Corp., Class A	80,652	3,066
United Airlines Holdings, Inc.[1]	61,969	2,941
United Rentals, Inc.	8,752	2,921
Norfolk Southern Corp.	13,065	2,720
Safran SA	16,783	2,430
Lockheed Martin Corp.	3,893	1,729
ITT, Inc.	18,306	1,394
		145,965

18	Capital Group equity exchange-traded funds

Capital Group Core Equity ETF (continued)

Common stocks (continued)	Shares	Value (000)
Health care 13.40%
UnitedHealth Group, Inc.	44,395	$21,631
Abbott Laboratories	194,271	19,816
AbbVie, Inc.	106,260	14,660
GE HealthCare Technologies, Inc.[1]	127,347	10,125
Novo Nordisk AS, Class B	54,569	8,743
Eli Lilly and Company	17,769	7,631
AstraZeneca PLC	43,822	6,356
Danaher Corp.	25,052	5,752
Thermo Fisher Scientific, Inc.	11,199	5,694
Humana, Inc.	10,710	5,375
Bristol-Myers Squibb Company	72,699	4,685
Revvity, Inc.	28,663	3,305
Seagen, Inc.[1]	16,298	3,190
Pfizer, Inc.	70,010	2,662
		119,625

Financials 10.09%
Mastercard, Inc., Class A	48,411	17,671
JPMorgan Chase & Co.	101,180	13,731
Visa, Inc., Class A	38,208	8,445
Marsh & McLennan Companies, Inc.	45,127	7,815
Arthur J. Gallagher & Co.	34,364	6,884
Chubb, Ltd.	26,494	4,922
BlackRock, Inc.	7,249	4,766
B3 SA - Brasil, Bolsa, Balcao	1,529,887	4,017
FleetCor Technologies, Inc.[1]	16,204	3,671
Morgan Stanley	39,967	3,268
Wells Fargo & Company	80,714	3,213
Global Payments, Inc.	31,568	3,084
State Street Corp.	40,277	2,740
Webster Financial Corp.	64,602	2,297
Blue Owl Capital, Inc., Class A	175,982	1,804
Aon PLC, Class A	5,815	1,793
		90,121

Communication services 9.98%
Alphabet, Inc., Class A1	169,494	20,826
Alphabet, Inc., Class C1	132,267	16,318
Netflix, Inc.[1]	40,150	15,868
Meta Platforms, Inc., Class A1	51,427	13,614
Comcast Corp., Class A	335,673	13,209
Electronic Arts, Inc.	28,457	3,642
Charter Communications, Inc., Class A1	10,302	3,360
Take-Two Interactive Software, Inc.[1]	16,388	2,257
		89,094

Consumer discretionary 8.49%
Amazon.com, Inc.[1]	190,953	23,025
Royal Caribbean Cruises, Ltd.[1]	99,269	8,038
Hilton Worldwide Holdings, Inc.	43,359	5,902
Starbucks Corp.	54,852	5,356
Home Depot, Inc.	16,501	4,677
Chipotle Mexican Grill, Inc.[1]	2,196	4,560
General Motors Company	137,337	4,451
Wyndham Hotels & Resorts, Inc.	64,804	4,423
InterContinental Hotels Group PLC	55,113	3,612
D.R. Horton, Inc.	27,203	2,906
NIKE, Inc., Class B	24,164	2,544
Entain PLC	141,883	2,328
Burlington Stores, Inc.[1]	12,124	1,824
Kering SA	3,340	1,779
Lear Corp.	3,074	377
		75,802

Capital Group equity exchange-traded funds	19

Capital Group Core Equity ETF (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.30%
Philip Morris International, Inc.	204,896	$18,443
British American Tobacco PLC	317,987	10,105
Dollar Tree Stores, Inc.[1]	36,846	4,970
Molson Coors Beverage Company, Class B, restricted voting shares	79,911	4,942
General Mills, Inc.	48,551	4,086
Anheuser-Busch InBev SA/NV	46,979	2,506
Dollar General Corp.	11,224	2,257
		47,309

Energy 4.06%
Chevron Corp.	67,218	10,125
Canadian Natural Resources, Ltd. (CAD denominated)	143,104	7,709
ConocoPhillips	73,056	7,255
Baker Hughes Co., Class A	228,778	6,234
TC Energy Corp. (CAD denominated)	73,542	2,862
TC Energy Corp.	52,817	2,057
		36,242

Utilities 3.34%
PG&E Corp.[1]	514,180	8,710
Edison International	93,114	6,287
Sempra Energy	26,895	3,860
Constellation Energy Corp.	41,538	3,490
CenterPoint Energy, Inc.	112,663	3,178
AES Corp.	118,655	2,343
Engie SA	133,254	2,000
		29,868

Materials 2.19%
Linde PLC	23,699	8,381
LyondellBasell Industries NV	55,269	4,728
Corteva, Inc.	52,153	2,790
ATI, Inc.[1]	53,030	1,834
Vale SA (ADR), ordinary nominative shares	127,384	1,615
Albemarle Corp.	1,004	194
		19,542

Real estate 1.70%
VICI Properties, Inc. REIT	253,180	7,831
Equinix, Inc. REIT	9,902	7,382
		15,213

Total common stocks (cost: $779,837,000)		847,428

Short-term securities 4.93%
Money market investments 4.93%
Capital Group Central Cash Fund 5.11%[2,3]	440,055	44,001

Total short-term securities (cost: $43,999,000)		44,001
Total investment securities 99.83% (cost: $823,836,000)		891,429
Other assets less liabilities 0.17%		1,486

Net assets 100.00%		$892,915

20	Capital Group equity exchange-traded funds

Capital Group Core Equity ETF (continued)

Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 4.93%
Money market investments 4.93%
Capital Group Central Cash Fund 5.11%[2]	$8,939	$96,391	$61,328	$(3)	$2	$44,001	$1,261

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at May 31, 2023.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

Capital Group equity exchange-traded funds	21

Capital Group Dividend Value ETF

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Broadcom	7.27%
Microsoft	6.01
General Electric	5.90
Raytheon Technologies	4.41
Carrier Global	3.70
American International Group	3.21
Comcast	3.15
Linde	2.80
Abbott Laboratories	2.73
British American Tobacco	2.69

Common stocks 96.64%	Shares	Value (000)
Industrials 20.24%
General Electric Co.	1,273,896	$129,339
Raytheon Technologies Corp.	1,048,701	96,627
Carrier Global Corp.	1,983,633	81,130
General Dynamics Corp.	223,972	45,731
Illinois Tool Works, Inc.	137,769	30,134
TFI International, Inc.	224,415	23,626
Union Pacific Corp.	109,292	21,041
Stanley Black & Decker, Inc.	214,442	16,077
		443,705

Information technology 20.18%
Broadcom, Inc.	197,332	159,436
Microsoft Corp.	401,110	131,721
Micron Technology, Inc.	721,890	49,233
Apple, Inc.	236,231	41,872
Intel Corp.	1,184,843	37,251
Marvell Technology, Inc.	389,865	22,803
		442,316

Health care 13.20%
Abbott Laboratories	587,196	59,894
AbbVie, Inc.	274,875	37,922
GE HealthCare Technologies, Inc.[1]	434,044	34,511
Gilead Sciences, Inc.	428,783	32,990
Amgen, Inc.	148,680	32,806
UnitedHealth Group, Inc.	58,599	28,552
Danaher Corp.	111,326	25,563
Medtronic PLC	264,458	21,886
Stryker Corp.	55,108	15,187
		289,311

Energy 7.64%
Baker Hughes Co., Class A	1,929,185	52,570
EOG Resources, Inc.	361,372	38,772
Chevron Corp.	253,866	38,237
Canadian Natural Resources, Ltd.	701,459	37,795
		167,374

Communication services 7.62%
Comcast Corp., Class A	1,753,159	68,987
Meta Platforms, Inc., Class A1	139,192	36,847
Netflix, Inc.[1]	90,296	35,687
Alphabet, Inc., Class A1	207,634	25,512
		167,033

22	Capital Group equity exchange-traded funds

Capital Group Dividend Value ETF (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.58%
British American Tobacco PLC	1,857,452	$59,024
Philip Morris International, Inc.	487,263	43,858
Altria Group, Inc.	934,897	41,528
Coca-Cola Company	364,864	21,768
		166,178

Consumer discretionary 7.49%
D.R. Horton, Inc.	433,286	46,292
McDonald’s Corp.	122,217	34,845
Starbucks Corp.	244,601	23,883
TopBuild Corp.[1]	110,070	22,197
Royal Caribbean Cruises, Ltd.[1]	250,413	20,276
Amazon.com, Inc.[1]	137,362	16,563
		164,056

Utilities 4.67%
Edison International	695,139	46,936
PG&E Corp.[1]	1,217,818	20,630
Public Service Enterprise Group, Inc.	291,084	17,392
NextEra Energy, Inc.	236,376	17,364
		102,322

Financials 4.53%
American International Group, Inc.	1,332,152	70,378
JPMorgan Chase & Co.	212,954	28,900
		99,278

Materials 2.80%
Linde PLC	173,606	61,398

Real estate 0.69%
Prologis, Inc. REIT	121,229	15,099

Total common stocks (cost: $1,960,289,000)		2,118,070

Short-term securities 4.01%
Money market investments 4.01%
Capital Group Central Cash Fund 5.11%[2,3]	879,305	87,922

Total short-term securities (cost: $87,917,000)		87,922
Total investment securities 100.65% (cost: $2,048,206,000)		2,205,992
Other assets less liabilities (0.65)%		(14,339)

Net assets 100.00%		$2,191,653

Capital Group equity exchange-traded funds	23

Capital Group Dividend Value ETF (continued)

Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 4.01%
Money market investments 4.01%
Capital Group Central Cash Fund 5.11%[2]	$10,077	$203,106	$125,260	$(6)	$5	$87,922	$2,456

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at May 31, 2023.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

24	Capital Group equity exchange-traded funds

Financial statements

Statements of assets and liabilities at May 31, 2023	(dollars and shares in thousands, except per-share amounts)

	Growth ETF		Global Growth Equity ETF		International Focus Equity ETF	Core Equity ETF		Dividend Value ETF
Assets:
Investment securities, at value:
Unaffiliated issuers	$2,019,979		$1,573,313		$1,262,613	$847,428		$2,118,070
Affiliated issuers	40,029		45,328		33,090	44,001		87,922
Cash	51		50		51	2,013		50
Cash denominated in currencies other than U.S. dollars	—	*	—	*	92	—	*	—	*
Receivables for:
Sales of investments	12,606		—		—	6,178		9,802
Sales of fund’s shares	22,937		29,728		13,472	13,175		10,209
Dividends and interest	924		2,052		2,483	815		2,330
	2,096,526		1,650,471		1,311,801	913,610		2,228,383

Liabilities:
Payables for:
Purchases of investments	31,759		27,803		12,527	18,507		36,135
Repurchases of fund’s shares	—		—		—	1,946		—
Investment advisory services	647		626		595	242		595
Non-U.S. taxes	—		31		749	—		—
	32,406		28,460		13,871	20,695		36,730
Net assets at May 31, 2023	$2,064,120		$1,622,011		$1,297,930	$892,915		$2,191,653

Net assets consist of:
Capital paid in on shares of beneficial interest	1,911,261		1,504,574		1,257,208	846,314		2,070,767
Total distributable earnings	152,859		117,437		40,722	46,601		120,886
Net assets at May 31, 2023	$2,064,120		$1,622,011		$1,297,930	$892,915		$2,191,653

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Net assets	$2,064,120		$1,622,011		$1,297,930	$892,915		$2,191,653
Shares outstanding	88,244		69,844		57,804	36,704		86,304
Net asset value per share	$23.39		$23.22		$22.45	$24.33		$25.39
Investment securities, at cost:
Unaffiliated issuers	$1,783,211		$1,414,826		$1,178,154	$779,837		$1,960,289
Affiliated issuers	40,027		45,329		33,085	43,999		87,917
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	*	92	—	*	—	*

*	Amount less than one thousand.

Refer to the notes to financial statements.

Capital Group equity exchange-traded funds	25

Financial statements (continued)

Statements of operations for the year ended May 31, 2023	(dollars in thousands)

	Growth ETF	Global Growth Equity ETF	International Focus Equity ETF	Core Equity ETF	Dividend Value ETF
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$10,376	$14,162	$15,951	$9,057	$27,391
Affiliated issuers	1,079	1,215	1,273	1,261	2,456
	11,455	15,377	17,224	10,318	29,847
Fees and expenses:
Investment advisory services	4,410	4,143	4,088	1,681	3,950
Other	—	—	1	—	—
Total fees and expenses	4,410	4,143	4,089	1,681	3,950
Net investment income	7,045	11,234	13,135	8,637	25,897

Net realized loss and unrealized appreciation:
Net realized (loss) gain* on:
Investments in:
Unaffiliated issuers	(86,347)	(44,308)	(48,222)	(22,372)	(44,014)
Affiliated issuers	2	1	(2)	(3)	(6)
In-kind redemptions	12,767	5,865	9,721	2,880	19,567
Currency transactions	42	(155)	(60)	16	59
	(73,536)	(38,597)	(38,563)	(19,479)	(24,394)

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	250,329	162,976	84,027	69,074	160,971
Affiliated issuers	2	(1)	5	2	5
Currency translations	— †	(9)	(44)	2	21
	250,331	162,966	83,988	69,078	160,997
Net realized loss and unrealized appreciation	176,795	124,369	45,425	49,599	136,603
Net increase in net assets resulting from operations	$183,840	$135,603	$58,560	$58,236	$162,500

*	Additional information related to non-U.S. taxes, if any, is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

26	Capital Group equity exchange-traded funds

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Growth ETF		Global Growth Equity ETF		International Focus Equity ETF
	Year ended May 31, 2023	Period ended May 31, 2022*	Year ended May 31, 2023	Period ended May 31, 2022*	Year ended May 31, 2023	Period ended May 31, 2022*
Operations:
Net investment income	$7,045	$187	$11,234	$403	$13,135	$963
Net realized (loss) gain	(73,536)	(1,442)	(38,597)	(3,699)	(38,563)	(2,915)
Net unrealized appreciation (depreciation)	250,331	(13,561)	162,966	(4,522)	83,988	(319)
Total increase (decrease) in net assets resulting from operations	183,840	(14,816)	135,603	(7,818)	58,560	(2,271)

Distributions paid to shareholders	(3,264)	—	(4,483)	—	(5,962)	—

Net capital share transactions	1,598,275	300,085	1,270,648	228,061	1,057,236	190,367

Total increase in net assets	1,778,851	285,269	1,401,768	220,243	1,109,834	188,096

Net assets:
Beginning of period	285,269	—	220,243	—	188,096	—
End of period	$2,064,120	$285,269	$1,622,011	$220,243	$1,297,930	$188,096

	Core Equity ETF		Dividend Value ETF
	Year ended May 31, 2023	Period ended May 31, 2022*	Year ended May 31, 2023	Period ended May 31, 2022*
Operations:
Net investment income	$8,637	$280	$25,897	$536
Net realized (loss) gain	(19,479)	(1,007)	(24,394)	83
Net unrealized appreciation (depreciation)	69,078	(1,483)	160,997	(3,190)
Total increase (decrease) in net assets resulting from operations	58,236	(2,210)	162,500	(2,571)

Distributions paid to shareholders	(6,470)	(80)	(19,113)	(105)

Net capital share transactions	676,898	166,541	1,747,392	303,550

Total increase in net assets	728,664	164,251	1,890,779	300,874

Net assets:
Beginning of period	164,251	—	300,874	—
End of period	$892,915	$164,251	$2,191,653	$300,874

*	For the period February 22, 2022, commencement of operations, to May 31, 2022.

Refer to the notes to financial statements.

Capital Group equity exchange-traded funds	27

Notes to financial statements

1. Organization

Capital Group Growth ETF (“Growth ETF”), Capital Group Global Growth Equity ETF (“Global Growth Equity ETF”), Capital Group International Focus Equity ETF (“International Focus Equity ETF”), Capital Group Core Equity ETF (“Core Equity ETF”), and Capital Group Dividend Value ETF (“Dividend Value ETF”) (each a “fund”, or collectively the “funds”) each operate as an exchange-traded fund and are registered under the Investment Company Act of 1940, as amended, as open-end, nondiversified management investment companies.

The funds’ investment objectives are as follows:

Growth ETF – To provide growth of capital.

Global Growth Equity ETF – To provide long-term growth of capital.

International Focus Equity ETF – To provide long-term growth of capital.

Core Equity ETF – To achieve long-term growth of capital and income.

Dividend Value ETF – To produce income exceeding the average yield on U.S. stocks generally and provide an opportunity for growth of principal consistent with sound common stock investing.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the funds’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the funds’ investment adviser, values each fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share of each fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by each fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

28	Capital Group equity exchange-traded funds

Methods and inputs — The funds’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the funds’ investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the funds’ investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the funds’ investment adviser and approved by each fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — Each fund’s board of trustees has designated the funds’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. Each fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Capital Group equity exchange-traded funds	29

Classifications — The funds’ investment adviser classifies each fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of May 31, 2023 (dollars in thousands):

Growth ETF

At May 31, 2023, all of the fund’s investment securities were classified as Level 1.

Global Growth Equity ETF

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$401,702	$—	$—		$401,702
Health care	337,965	—	—		337,965
Consumer discretionary	276,531	—	—		276,531
Financials	138,207	—	—		138,207
Industrials	108,150	—	—		108,150
Consumer staples	107,195	—	—		107,195
Energy	62,519	—	—	*	62,519
Communication services	57,959	—	—		57,959
Materials	44,590	—	—		44,590
Preferred securities	38,495	—	—		38,495
Short-term securities	45,328	—	—		45,328
Total	$1,618,641	$—	$—	*	$1,618,641

*	Amount less than one thousand.

International Focus Equity ETF

At May 31, 2023, all of the fund’s investment securities were classified as Level 1.

Core Equity ETF

At May 31, 2023, all of the fund’s investment securities were classified as Level 1.

Dividend Value ETF

At May 31, 2023, all of the fund’s investment securities were classified as Level 1.

4. Risk factors

Investing in each fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by a fund may decline due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Events (including public health emergencies, such as the spread of infectious disease), bank failures and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

30	Capital Group equity exchange-traded funds

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S. may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy in a manner that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Market trading — Each fund’s shares are listed for trading on an exchange and are bought and sold on the secondary market at market prices. The market prices of each fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value (“NAV”), the intraday value of each fund’s holdings, and supply and demand for each fund’s shares. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for fund shares (including through a trading halt), among other factors, may result in the shares of each fund trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen. If you buy fund shares when their market price is at a premium or sell the fund shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.

Foreign securities held by the funds may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the fund’s exchange and the corresponding premium or discount to the fund’s NAV may widen.

Authorized participant concentration — Only authorized participants may engage in creation or redemption transactions directly with each of the funds, and none of them is obligated to do so. Each fund has a limited number of institutions that may act as authorized participants. If authorized participants exit the business or are unable to or elect not to engage in creation or redemption transactions, and no other authorized participant engages in such function, fund shares may trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads and possibly face trading halts or delisting.

Capital Group equity exchange-traded funds	31

Nondiversification — As nondiversified funds, each fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if each fund were invested in a larger number of issuers. Each fund’s share price can be expected to fluctuate more than might be the case if each fund were more broadly diversified.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

32	Capital Group equity exchange-traded funds

Additional tax basis disclosures for each fund as of May 31, 2023, were as follows (dollars in thousands):

	Growth ETF	Global Growth Equity ETF	International Focus Equity ETF	Core Equity ETF	Dividend Value ETF
Undistributed ordinary income	$4,008	$6,942	$8,167	$2,382	$7,273
Capital loss carryforward*	(83,417)	(41,965)	(45,073)	(22,437)	(42,890)
Gross unrealized appreciation on investments	299,493	189,132	117,434	92,308	223,338
Gross unrealized depreciation on investments	(67,226)	(36,630)	(39,013)	(25,653)	(66,854)
Net unrealized appreciation on investments	232,267	152,502	78,421	66,655	156,484
Cost of investments	1,827,741	1,466,139	1,217,282	824,774	2,049,508
Reclassification from total accumulated loss to capital paid in on shares of beneficial interest	12,754	5,865	9,605	2,875	19,563

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

	Year ended May 31, 2023			Period ended May 31, 2022*
Fund	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Growth ETF	$3,264	$—	$3,264	$—	$—	$—
Global Growth Equity ETF	4,483	—	4,483	—	—	—
International Focus Equity ETF	5,962	—	5,962	—	—	—
Core Equity ETF	6,470	—	6,470	80	—	80
Dividend Value ETF	19,113	—	19,113	105	—	105

*	For the period February 22, 2022, commencement of operations, to May 31, 2022.

6. Fees and transactions

CRMC, the funds’ investment adviser, is the parent company of American Funds Distributors, Inc.® (“AFD”), the principal underwriter of the fund’s’ shares. CRMC and AFD are considered related parties to the funds.

Investment advisory services – Each fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of daily net assets as follows:

Fund	Annual rate
Growth ETF	0.39%
Global Growth Equity ETF	0.47
International Focus Equity ETF	0.54
Core Equity ETF	0.33
Dividend Value ETF	0.33

Under the terms of the agreements, in addition to providing investment advisory services, the investment adviser and its affiliates provide certain administrative services to help assist third parties providing non-distribution services to the funds’ shareholders. These services include providing in-depth information on each fund and market developments that impact each fund’s investments. The agreement provides that the investment adviser will pay all ordinary operating expenses of each fund other than management fees, interest expenses, taxes, acquired fund fees and expenses, costs of holding shareholder meetings, legal fees and expenses relating to arbitration or litigation, payments under each fund’s plan of distribution (if any) and other non-routine or extraordinary expenses. Additionally, each fund will be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Capital Group equity exchange-traded funds	33

Transfer agency and administration services – Each fund has entered into a transfer agency and service agreement and an administration agreement with State Street Bank and Trust Company (“State Street”). Under the terms of the transfer agency agreement, State Street (or an agent, including an affiliate) acts as transfer agent and dividend disbursing agent for each fund. Under the terms of the administration agreement, State Street provides necessary administrative, legal, tax and accounting, regulatory and financial reporting services for the maintenance and operations of each fund. The investment adviser bears the costs of services under these agreements.

Affiliated officers and trustees – Officers and certain trustees of each fund are or may be considered to be affiliated with CRMC and AFD. No affiliated officers or trustees received any compensation directly from any of the funds.

Investment in CCF — Each fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — Each fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by each fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. None of the funds engaged in any such purchase or sale transactions with any related funds during the year ended May 31, 2023.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the funds, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. None of the funds lent or borrowed cash through the interfund lending program at any time during the year ended May 31, 2023.

7. Indemnifications

Each fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, each fund may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against each fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to each fund’s board members and officers.

8. Capital share transactions

Each fund issues and redeems shares at NAV only with certain authorized participants in large increments known as creation units. Purchases of creation units are made by tendering a basket of designated securities and cash to a fund, and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per creation unit on the transaction date. The funds may issue creation units to authorized participants in advance of the delivery and settlement of all or a portion of the designated securities. When this occurs, the authorized participant provides cash collateral in an amount equal to 105% of the daily marked to market value of the securities that have not yet been delivered to the fund. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in each fund’s statement of operations.

Each fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming creation units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. In addition, for cash creation unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the authorized participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in each fund’s statement of changes in net assets.

34	Capital Group equity exchange-traded funds

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Growth ETF

	Sales		Reinvestments of distributions		Repurchases		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended May 31, 2023
	$1,640,870	77,320	$—	—	$(42,595)	(1,880)	$1,598,275	75,440

For the period February 22, 2022*, through May 31, 2022
	$301,946	12,884	$—	—	$(1,861)	(80)	$300,085	12,804

Global Growth Equity ETF

	Sales		Reinvestments of distributions		Repurchases		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended May 31, 2023
	$1,296,939	60,840	$—	—	$(26,291)	(1,160)	$1,270,648	59,680

For the period February 22, 2022*, through May 31, 2022
	$228,061	10,164	$—	—	$—	—	$228,061	10,164

International Focus Equity ETF

	Sales		Reinvestments of distributions		Repurchases		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended May 31, 2023
	$1,117,811	52,320	$—	—	$(60,575)	(2,760)	$1,057,236	49,560

For the period February 22, 2022*, through May 31, 2022
	$190,367	8,244	$—	—	$—	—	$190,367	8,244

Core Equity ETF

	Sales		Reinvestments of distributions		Repurchases		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended May 31, 2023
	$698,131	30,700	$—	—	$(21,233)	(920)	$676,898	29,780

For the period February 22, 2022*, through May 31, 2022
	$166,541	6,924	$—	—	$—	—	$166,541	6,924

Dividend Value ETF

	Sales		Reinvestments of distributions		Repurchases		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended May 31, 2023
	$1,822,959	77,100	$—	—	$(75,567)	(3,040)	$1,747,392	74,060

For the period February 22, 2022*, through May 31, 2022
	$311,566	12,584	$—	—	$(8,016)	(340)	$303,550	12,244

*	Commencement of operations.

Capital Group equity exchange-traded funds	35

9. Investment transactions and other disclosures

The following table presents purchases and sales of investments, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, during the year ended May 31, 2023 (dollars in thousands):

Fund	Purchases	Sales
Growth ETF	$431,482	$366,342
Global Growth Equity ETF	505,917	332,676
International Focus Equity ETF	704,623	310,898
Core Equity ETF	210,533	163,912
Dividend Value ETF	482,137	349,400

The following table presents the value of securities received and delivered in-kind from the authorized participants to support creation and redemption transactions, if any, during the year ended May 31, 2023 (dollars in thousands):

Fund	In-kind creations	In-kind redemptions
Growth ETF	$1,542,177	$41,460
Global Growth Equity ETF	1,099,489	24,858
International Focus Equity ETF	716,844	59,516
Core Equity ETF	616,386	20,113
Dividend Value ETF	1,632,685	74,088

The following table presents additional information for each fund for the year ended May 31, 2023 (dollars in thousands):

Fund	Non-U.S. taxes paid on dividend income	Non-U.S. taxes paid on realized gains	Non-U.S. taxes provided on unrealized appreciation
Growth ETF	$437	$—	$—
Global Growth Equity ETF	1,222	45	31
International Focus Equity ETF	1,623	27	749
Core Equity ETF	182	—	—
Dividend Value ETF	179	—	—

36	Capital Group equity exchange-traded funds

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets
Growth ETF
5/31/2023	$22.28	$.13	$1.05	$1.18	$(.07)	$—	$(.07)	$23.39	5.33%	$2,064	.39%		.62%
5/31/2022[3,4]	24.40	.03	(2.15)	(2.12)	—	—	—	22.28	(8.69)[5]	285	.10	[5]	.13	[5]
Global Growth Equity ETF
5/31/2023	$21.67	$.28	$1.39	$1.67	$(.12)	$—	$(.12)	$23.22	7.80%	$1,622	.47%		1.27%
5/31/2022[3,4]	24.47	.08	(2.88)	(2.80)	—	—	—	21.67	(11.44)[5]	220	.13	[5]	.38	[5]
International Focus Equity ETF
5/31/2023	$22.82	$.38	$(.55)	$(.17)	$(.20)	$—	$(.20)	$22.45	(.68)%	$1,298	.54%		1.74%
5/31/2022[3,4]	24.51	.24	(1.93)	(1.69)	—	—	—	22.82	(6.90)[5]	188	.14	[5]	1.07	[5]
Core Equity ETF
5/31/2023	$23.72	$.39	$.52	$.91	$(.30)	$—	$(.30)	$24.33	3.96%	$893	.33%		1.70%
5/31/2022[3,4]	24.63	.08	(.96)	(.88)	(.03)	—	(.03)	23.72	(3.59)[5]	164	.09	[5]	.34	[5]
Dividend Value ETF
5/31/2023	$24.57	$.52	$.68	$1.20	$(.38)	$—	$(.38)	$25.39	5.12%	$2,192	.33%		2.16%
5/31/2022[3,4]	24.71	.10	(.21)	(.11)	(.03)	—	(.03)	24.57	(.46)[5]	301	.09	[5]	.41	[5]

Portfolio turnover rate[6]	Year ended May 31, 2023	Period ended May 31, 2022[3,4,5]
Growth ETF	33%	9%
Global Growth Equity ETF	39	17
International Focus Equity ETF	43	21
Core Equity ETF	34	8
Dividend Value ETF	30	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. Each fund indirectly bears its proportionate share of the expenses of any Central Funds.
[3]	Based on operations for a period that is less than a full year.
[4]	For the period February 22, 2022, commencement of operations, through May 31, 2022.
[5]	Not annualized.
[6]	Rates do not include each fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Capital Group equity exchange-traded funds	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Group Growth ETF, Capital Group Global Growth Equity ETF, Capital Group International Focus Equity ETF, Capital Group Core Equity ETF, and Capital Group Dividend Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Growth ETF, Capital Group Global Growth Equity ETF, Capital Group International Focus Equity ETF, Capital Group Core Equity ETF, and Capital Group Dividend Value ETF (hereafter collectively referred to as the “Funds”) as of May 31, 2023, the related statements of operations for the year ended May 31, 2023 and the statements of changes in net assets and the financial highlights for the year ended May 31, 2023 and for the period February 22, 2022 (commencement of operations) through May 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of each of their operations, for the year ended May 31, 2023, and the changes in its net assets and the financial highlights for the year ended May 31, 2023 and for the period February 22, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

July 12, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

38	Capital Group equity exchange-traded funds

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2022, through May 31, 2023).

Actual expenses:

The first line of each fund in the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each fund in the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12/1/2022	Ending account value 5/31/2023	Expenses paid during period*	Annualized expense ratio
Growth ETF
Actual return	$1,000.00	$1,089.50	$2.03	.39%
Assumed 5% return	1,000.00	1,022.99	1.97	.39
Global Growth Equity ETF
Actual return	$1,000.00	$1,070.20	$2.43	.47%
Assumed 5% return	1,000.00	1,022.59	2.37	.47
International Focus Equity ETF
Actual return	$1,000.00	$1,031.60	$2.74	.54%
Assumed 5% return	1,000.00	1,022.24	2.72	.54
Core Equity ETF
Actual return	$1,000.00	$1,043.50	$1.68	.33%
Assumed 5% return	1,000.00	1,023.29	1.66	.33
Dividend Value ETF
Actual return	$1,000.00	$1,056.20	$1.69	.33%
Assumed 5% return	1,000.00	1,023.29	1.66	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Group equity exchange-traded funds	39

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. Each fund hereby designates the following amounts for the funds’ fiscal year ended May 31, 2023:

	Capital Group Growth ETF	Capital Group Global Growth Equity ETF	Capital Group International Focus Equity ETF	Capital Group Core Equity ETF	Capital Group Dividend Value ETF
Foreign taxes (per share)	—	—	$0.03	—	—
Foreign source income (per share)	—	—	$0.29	—	—
Qualified dividend income	100%	100%	100%	100%	100%
Corporate dividends received deduction	100%	100%	—%	100%	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

40	Capital Group equity exchange-traded funds

Approval of Investment Advisory and Service Agreement

Capital Group Growth ETF
Capital Group Global Growth Equity ETF
Capital Group International Focus Equity ETF
Capital Group Core Equity ETF
Capital Group Dividend Value ETF

The boards of Capital Group Growth ETF, Capital Group Global Growth Equity ETF, Capital Group International Focus Equity ETF, Capital Group Core Equity ETF and Capital Group Dividend Value ETF have approved the continuation of each fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through July 31, 2024. The board approved the agreement following the recommendation of each fund’s Contracts Committee (the “committee”), which is composed of all of each fund’s independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s contractual fee rate was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC in addition to information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative services provided by CRMC to each fund under the agreement and other agreements. The board and the committee considered the risks assumed by CRMC in providing services to each fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective and strategy. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included) and data such as relevant market and fund indexes through December 31, 2022, while recognizing each fund’s short operational history. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment operations and results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds, noting that each fund has a unitary fee structure. They observed that each fund’s advisory fees and expenses generally compared favorably to those of other similar active exchange-traded funds and institutional share classes for comparable open-end funds included in the applicable Lipper categories. The board and the committee also reviewed information regarding the effective advisory fees charged to other funds and accounts managed by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising each fund and the other clients. The board and the committee concluded that each fund’s contractual fee rate was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund.

Capital Group equity exchange-traded funds	41

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with each fund and other funds it sponsors, including fees for administrative services; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of each fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the fees paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to its U.S. registered fund business, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the registered fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered that shareholders benefited from the unitary fee structure because expenses were limited. The board and the committee also considered the fact that increases in assets would not lead to fee decreases, even if economies of scale are achieved, because the unitary fee structure does not contain breakpoints. The board and the committee concluded that each fund’s contractual fee rate reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

42	Capital Group equity exchange-traded funds

Liquidity Risk Management Program	unaudited

The funds have adopted a liquidity risk management program (the “program”). Each fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

Capital Group equity exchange-traded funds	43

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Capital Group equity exchange-traded funds	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]		Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Vanessa C. L. Chang, 1952 Chair of the Board (Independent and Non-Executive)	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Jennifer C. Feikin, 1968	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	97	Hertz Global Holdings, Inc.
Pablo R. González Guajardo, 1967	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	CEO, Kimberly-Clark de México, SAB de CV	18	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz, 1961	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
William D. Jones, 1955	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	19	Biogen Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968 Trustee: CGGR, CGGO, CGXU, CGDV Senior Vice President and Trustee: CGUS	2021	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	15	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 54 for footnotes.

50	Capital Group equity exchange-traded funds

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]		Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Irfan M. Furniturewala, 1971 Co-President	CGGR	2021	Partner — Capital International Investors, Capital Research and Management Company
Alan J. Wilson, 1961 Co-President	CGGR	2021	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Patrice Collette, 1967 President	CGGO	2021	Partner — Capital World Investors, Capital International, Inc.[6]
Sung Lee, 1966 President	CGXU	2021	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Co-President Senior Vice President	CGUS CGDV	2021 2021	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Co-President	CGUS	2021	Partner – Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[6]
Christopher D. Buchbinder, 1971 President	CGDV	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Walt Burkley, 1966 Principal Executive Officer	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Erik A. Vayntrub, 1984 Senior Vice President	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Management Services, Inc.[6]
Paul Benjamin, 1979 Senior Vice President	CGGR	2021	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Mark L. Casey, 1970 Senior Vice President	CGGR	2021	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chairman of the Board, President and Director, Capital Management Services, Inc.[6]
Anne-Marie Peterson, 1972 Senior Vice President	CGGR	2021	Partner — Capital World Investors, Capital Research and Management Company
Andraz Razen, 1975 Senior Vice President	CGGR	2021	Partner — Capital World Investors, Capital Research Company[6]
Paul Flynn, 1966 Senior Vice President	CGGO	2021	Partner — Capital World Investors, Capital International, Inc.[6]
Roz Hongsaranagon, 1979 Senior Vice President	CGGO	2021	Partner — Capital World Investors, Capital Research and Management Company
Jonathan Knowles, PhD,1961 Senior Vice President	CGGO	2021	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[6]
Nicholas J. Grace, 1966 Senior Vice President	CGXU	2021	Partner — Capital Research Global Investors, Capital Research Company[6]
Renaud H. Samyn, 1974 Senior Vice President	CGXU	2021	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[6]
Christopher Thomsen, 1970 Senior Vice President	CGXU	2021	Partner — Capital Research Global Investors, Capital Research Company[6]
Charles E. Ellwein, 1968 Senior Vice President	CGUS	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
J. Blair Frank, 1966 Senior Vice President	CGUS	2021	Partner — Capital Research Global Investors, Capital Research and Management Company

Capital Group equity exchange-traded funds	51

Other officers5 (continued)

Name, year of birth and position with fund	Year first elected an officer of the fund[2]		Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald D. O’Neal, 1960 Senior Vice President	CGUS	2021	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]
Martin Jacobs, 1962 Senior Vice President	CGDV	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
James B. Lovelace, 1956 Senior Vice President	CGDV	2021	Partner — Capital Research Global Investors, Capital Research and Management Company
James Terrile, 1965 Senior Vice President	CGDV	2021	Partner – Capital Research Global Investors, Capital Research and Management Company; Partner – Capital Research Global Investors, Capital Bank and Trust Company[6]
Michael R. Tom, 1988 Secretary	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Associate — Fund Business Management Group, Capital Research and Management Company
Troy S. Tanner, 1983 Treasurer	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	CGGR CGGO CGXU CGUS CGDV	2021 2021 2021 2021 2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

52	Capital Group equity exchange-traded funds

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“Proxy Voting Procedures and Principles” — which describes our procedures and principles for voting portfolio securities — is available at capitalgroup.com/etf. Each fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Past results are not predictive of results in future periods.

For Capital Group Growth ETF, Capital Group Global Growth Equity ETF, Capital Group International Focus Equity ETF and Capital Group Core Equity ETF, investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in each fund’s prospectus. These risks may be heightened in connection with investments in developing countries.

ETF market price returns since inception are calculated using NAV for the period until market price became available (generally a few days after inception).

This report is for the information of shareholders of Capital Group equity ETFs, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after September 30, 2023, this report must be accompanied by an Capital Group ETFs statistical update for the most recently completed calendar quarter.

S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Distributors, Inc.

This content, developed by Capital Group, home of American Funds, should not be used as a primary basis for investment decisions and is not intended to serve as impartial investment or fiduciary advice.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leslie Stone Heisz, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

 ITEM 4 – Principal Accountant Fees and Services

CGUS

Registrant:
a) Audit Fees:
Audit	2022	None
	2023	11,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2022 and $0 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP CORE EQUITY ETF

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: July 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: July 31, 2023

By ___/s/ Troy S. Tanner__________________
Troy S. Tanner, Treasurer and Principal Financial Officer

Date: July 31, 2023